SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 21, 1998

                              INOVISION CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                         1-8987                 06-1043736
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
   of Incorporation)                                        Identification No.)

                                Business Address:
                      Unit 103, Port Lewes, Delaware 19958

                                Mailing Address:
         c/o Proskauer Rose LLP, 1585 Broadway, New York, New York 10036
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 969-3000



   Former Name or Former Address, if Changed Since Last Report: Not applicable






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Item 5.  Other Events

         On September 21, 1998, the Board of Directors of Inovision Corporation, a Delaware corporation (the "Company"), approved the making of a final distribution, in the aggregate amount of $2,747,888, to the holders of record of the shares of the Company's Common Stock, par value $.01 per share, on November 9, 1994, the date on which the Company's stock transfer books were closed (the "Record Date Holders"). On September 24, 1998, the Company transferred the full amount of the final distribution to American Stock Transfer and Trust Co. ("AST"), the former stock transfer agent for the Company's Common Stock and the paying agent for the final distribution. The Company also transferred to AST all amounts held by the Company on behalf of Record Date Holders who had failed to claim payment of the liquidating distribution paid in November 1994. Payment of the final distribution was mailed on September 28, 1998 to Record Date Holders entitled to receive the distribution and was accompanied by the Letter to Holders included as Exhibit 99 to this Current Report on Form 8-K (this "Report"). In connection with the dissolution of the Company and the payment of the final distribution, the Company entered into (a) the letter agreement, dated September 21, 1998, among the Company, AST and (solely for the purposes of Sections 5, 6 and 8 thereof) Frogtown Holdings, Inc., included as Exhibit 10(f) to this Report, and (b) the Assignment and Assumption Agreement, dated as of September 21, 1998, by and between the Company and Frogtown Holdings, Inc., included as Exhibit 10(g) to this Report. On September 28, 1998, the Company filed a Certificate of Dissolution (included as Exhibit 3(d) to this Report) with the Secretary of State of the State of Delaware. As a result of the transactions described herein, the Company has no assets and no stockholders and, pursuant to the Certificate of Dissolution, the Company has dissolved.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, Inovision Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              INOVISION CORPORATION

Date:    September 28, 1998                   By:  /s/ Austin O. Furst, Jr.
                                                 --------------------------
                                                   Austin O. Furst, Jr.
                                                   Chairman of the Board
                                                   (Principal Executive Officer)





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                                    EXHIBITS




Exhibit Number      Exhibits                                             Page
--------------      --------                                             ----

3(d)                Certificate of Dissolution                              5

10(f)               Letter Agreement, dated September 21, 1998,             6
                    among the Company, American Stock Transfer and Trust Co. and (solely for the purposes of Sections 5, 6 and 8 thereof Frogtown
                    Holdings, Inc.

10(g)               Assignment and Assumption Agreement, dated             12
                    as of September 21, 1998, by and between the Company and Frogtown Holdings, Inc.

99                  Letter to Holders, dated September 28, 1998            15